========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                          _______________________

                                 FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  July 28, 2003

                                ELDERTRUST
             (Exact Name of Registrant as Specified in Charter)

        Maryland                  001-13807              23-2932973
(State or Other Jurisdiction   (Commission File        (IRS Employer
    of Incorporation)               Number)          Identification No.)


     2711 Centerville Road, Suite 108
           Wilmington, DE                              19808
(Address of Principal Executive Offices)            (Zip Code)


     Registrants telephone number, including area code:  (302) 993-1022


========================================================================


Item 9.   Regulation FD Disclosure

     On July 28, 2003, ElderTrust announced its consolidated financial results for the quarter ended June 30, 2003. A copy of ElderTrusts earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under
Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by ElderTrust under the Securities Act of 1933, as amended.


                                    2


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELDERTRUST


Date:  July 28, 2003                    By: /s/ D. LEE MCCREARY, JR.
                                            __________________________
                                      Name: D. Lee McCreary, Jr.
                                     Title: President, Chief Executive
                                            Officer and Chief Financial
                                            Officer

                                    3

                              EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
99.1           ElderTrust Earnings Press Release dated July 28, 2003

                                    4